SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund            -- Class A Shares
Fiscal period ending: 7/31
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,246.15  $2,447.98   $4,293.92

T   =  Average Annual
       Total Return               24.62%    19.61%       15.67%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund            -- Class B Shares
Fiscal period ending: 7/31
Inception date (if less than 10 years of performance): 4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,262.40   $2,482.67 $4,189.81

T   =  Average Annual
       Total Return               26.24%      19.95%    15.40%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund               -- Class M Shares
Fiscal period ending: 7/31
Inception date (if less than 10 years of performance): 3/31/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,269.31 $2,445.21    $4,156.04

T   =  Average Annual
       Total Return                  %         %            %*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Voyager Fund              -- Class Y Shares
Fiscal period ending: 7/31
Inception date (if less than 10 years of performance): 3/31/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $1,000    $1,000

ERV =  Ending Redeemable Value   $1,325.55   $2,622.60 $4,599.48

T   =  Average Annual
       Total Return               32.56%     21.27%     16.49%*

              *Life of fund, if less than 10 years